                                                                EXHIBIT 99.1

FRUIT OF THE LOOM, INC.
5000 Sears Towers
Chicago, Illinois 60606    312/876-1724

News Release                                              FOR IMMEDIATE RELEASE


Contact:         Mark A. Steinkrauss
                 Vice President, Corporate Relations
                 Fruit of the Loom, Inc.
                 Tel: 312/993-1889/Fax: 312/993-1773
                 E-mail: msteinkrauss@fruit.com
                 Home Page: www.fruit.com


                          FRUIT OF THE LOOM ANNOUNCES
             RESULTS FOR THIRD QUARTER; TAKES CHARGES TO OPERATIONS

Chicago, IL, October 22, 1997 --- Fruit of the Loom, Inc. (NYSE-FTL), one of the world's leading marketers and manufacturers of basic family apparel today reported sales for its third fiscal quarter of 1997 of $569,700,000 compared to $628,000,000 in the same period a year ago. The company incurred a net loss for the third quarter of 1997 of $139,300,000 compared to net earnings of $47,800,000 for the same period last year. The third quarter of 1997 includes a net loss of $101,200,000 ($1.38 per share) related to discontinued operations for a litigation judgment. Loss per share of $1.90 for the third quarter of 1997 compares to earnings per share of $.63 for the same period of 1996. Sales in the third quarter of 1996 included $28,600,000 of hosiery sales. The company sold its hosiery business to Renfro Corporation in November, 1996. During the quarter the company increased its reserve relating to the company's guarantees of debt incurred or created by Acme Boot Company under Acme Boot's credit facilities from $35,000,000 to $67,000,000. This charge is reflected on the other expense line of the company's consolidated statement of operations.

In August, 1997 the Court of Appeal of the State of California upheld a 1994 judgment of $96,000,000 against Universal Manufacturing Corporation and its corporate successor, MagneTek, Inc. Plaintiffs were LMP Corporation et al. In 1986, Universal Manufacturing Corporation, then a wholly-owned subsidiary of Fruit of the Loom, Inc., was sold to MagneTek, Inc. Fruit of the Loom agreed to indemnify MagneTek with regard to pending litigation. In accordance with an agreement between Fruit of the Loom, Inc. and the plaintiffs, the company paid $28,600,000 to the plaintiffs on August 18, 1997. Under the agreement, Fruit of the Loom will be required, should further appeals fail, to pay an additional $71,400,000 plus interest dating from August 1, 1997. Accordingly, the company has taken a charge of $101,200,000 in its third fiscal quarter. Fruit of the Loom disagrees with the decision by the Court of Appeal and plans to appeal the decision to the California Supreme Court.

For the nine months ended September 30, 1997 the company reported sales of $1,711,400,000 compared to $1,866,400,000 for the same period a year ago. The company incurred a net loss for the first nine months of 1997 of $94,900,000 compared to net earnings of $108,100,000 for the same period last year. Loss per share of $1.27 for the first nine months of 1997 compared with earnings per share of $1.42 for the same period of 1996.
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A spokesman said that in addition to the $133,200,000 of nonrecurring charges relating to Acme Boot Company and Universal Manufacturing Corp., the company also absorbed $21,600,000 of costs due to reduced work weeks or shutdowns at a number of manufacturing facilities. These actions were necessary to balance inventories in the wake of less than anticipated demand.

Richard C. Lappin, President and Chief Operating Officer, said "We decided to speed up the movement of our labor intensive sewing operations to offshore facilities to secure cost savings. While this action will serve the company well in the long term it has resulted in some disruptions and added costs in the second half of this fiscal year. Facility launch and start up issues at some offshore facilities resulted in delayed shipments of some products such as fleece sweatshirts, which in turn resulted in lower sales for the quarter. We should have these concerns behind us as we conclude the year".

Larry K. Switzer, Senior Executive Vice President and Chief Financial Officer, said "The company anticipates taking additional charges in the fourth quarter having to do with both operating and nonoperating areas. The charges would include costs such as those associated with the consolidation of sewing operations as well as warehouse and distribution operations." He added, "with these charges behind us, the company expects to be well positioned to record improved operating results in 1998 and beyond".

Except for historical information contained herein, information set forth in this news release may contain forward looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those in forward looking statements. Potential risks and uncertainties include such factors as the financial strength of the retail industry, particularly in the mass merchant channel, the level of consumer spending for apparel, the amount of sales of the company's activewear screenprint products, the competitive pricing environment within the basic apparel segment of the apparel industry, the ability of the company to successfully move labor-intensive segments of the manufacturing process offshore and the success of new product introductions and planned advertising, marketing and promotional campaigns. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the company with the Securities and Exchange Commission.

Fruit of the Loom, Inc. is a marketing oriented, international basic apparel company, emphasizing branded products for consumers ranging from infants to senior citizens. The company manufactures and markets men's and boys' underwear, women's and girls' underwear, printable activewear, outerwear, casualwear, sportswear and childrenswear. Fruit of the Loom employs 31,000 people in over 60 locations worldwide. Brand names include FRUIT OF THE LOOM(R), BVD(R), GITANO(R), BESTTM, CUMBERLAND BAYTM and SCREEN STARS(R). Licensed brands include MUNSINGWEAR(R), and WILSON(R). Licensed apparel bearing the logos or insignia of the major sports leagues and their teams and certain popular players in the leagues, and the logos of most major colleges and universities, are marketed under the PRO PLAYER(R) and FANS GEAR(R) brands.


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                    FRUIT OF THE LOOM, INC. AND SUBSIDIARIES

           CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                     (In thousands, except per share data)

                                                           THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                              SEPTEMBER 30,                         SEPTEMBER 30,
                                                     ------------------------------        -------------------------------
                                                          1997            1996                  1997             1996
                                                      -------------   -------------         -------------  ---------------
 Net Sales                                            $     569,700   $     628,000         $   1,711,400  $     1,866,400
 Cost of sales                                              427,600         427,400             1,257,500        1,320,000
                                                      -------------   -------------         -------------  ---------------


          Gross earnings                                    142,100         200,600               453,900          546,400


 Selling, general
          and administrative expenses                       116,800          99,700               307,700          280,400

Goodwill amortization                                         6,700           6,700                20,100           20,100
                                                      -------------   -------------         -------------  ---------------


          Operating earnings                                 18,600          94,200               126,100          245,900


Interest expense                                            (22,500)        (25,400)              (62,500)         (79,800)

Other expense - net                                         (36,400)           (400)              (42,400)          (3,300)
                                                      -------------   -------------         -------------  ---------------


          Earnings (loss) before
                  income tax expense (benefit)              (40,300)         68,400                21,200          162,800


Income tax expense (benefit)                                 (2,200)         20,600                14,900           54,700
                                                      -------------   -------------         -------------  ---------------


          Earnings (loss) from
                  continuing operations                     (38,100)         47,800                 6,300          108,100

          Discontinued operations:
                  Loss on LMP litigation                   (101,200)              -              (101,200)               -
                                                      -------------   -------------         -------------  ---------------


          Net earnings (loss)                         $    (139,300)  $      47,800         $     (94,900) $       108,100
                                                      =============   ============          =============  ===============


Earnings (loss) per common share from:

          Continuing operations                       $       (0.52)  $       0.63          $        0.08  $          1.42

          Discontinued operations                             (1.38)             -                  (1.35)               -
                                                      -------------   -------------         -------------  ---------------

          Net earnings (loss)                         $       (1.90)  $       0.63          $       (1.27) $          1.42
                                                      =============   ============          =============  ===============

Average common shares outstanding                            73,200         76,400                 74,900           76,200
                                                      =============   ============          =============  ===============
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                    FRUIT OF THE LOOM, INC. AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEET
                           (In thousands of dollars)

                                                                SEPTEMBER 30,                   DECEMBER 31,
                                                                    1997                            1996
                                                                -------------                   ------------
                                                                 (Unaudited)
ASSETS
Current Assets
   Cash and Cash equivalents (including restricted cash)       $      18,200                   $      18,700
   Notes and accounts receivable
       (less allowance for possible losses
       of $19,500 and $20,600, respectively)                         262,600                         167,300
   Inventories
       Finished goods                                                492,800                         396,800
       Work in process                                               197,300                         176,700
       Materials and supplies                                         60,900                          44,500
                                                               -------------                   -------------
                                                                     751,000                         618,000

   Other                                                              43,900                          38,100
                                                               -------------                   -------------
           Total current assets                                    1,075,700                         842,100
                                                               -------------                   -------------


    Property, Plant and Equipment                                  1,546,200                       1,541,000
       Less accumulated depreciation                                 719,000                         641,100
                                                               -------------                   -------------
               Net property, plant and equipment                     827,200                         899,900
                                                               -------------                   -------------
   Other Assets
       Goodwill (less accumulated amortization of
          $304,600 and $284,500, respectively)                       724,200                         744,300
       Other                                                          83,700                          60,700
                                                               -------------                   -------------
           Total other assets                                        807,900                         805,000
                                                               -------------                   -------------
                                                               $   2,710,800                   $   2,547,000
                                                               =============                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Current maturiites of long-term debt                       $      33,200                   $      18,200
    Trade accounts payable                                           135,400                         111,900
    Other accounts payable and accrued expenses                      294,500                         196,600
                                                               -------------                   -------------
           Total current liabilities                                 463,100                         326,700
                                                               -------------                   -------------
Noncurrent Liabilities
    Long-term debt                                                 1,118,400                         867,400
    Deferred income taxes                                             18,900                          16,900
    Other                                                            285,800                         271,200
                                                               -------------                   -------------
           Total noncurrent liabilities                            1,423,100                       1,155,500
                                                               -------------                   -------------

Common Stockholders' Equity                                          824,600                       1,064,800
                                                               -------------                   -------------
                                                               $   2,710,800                   $   2,547,000
                                                               =============                   =============
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                    FRUIT OF THE LOOM, INC. AND SUBSIDIARIES

          CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                                (In thousands of dollars)


                                                                            NINE MONTHS ENDED
                                                                               SEPTEMBER 30,
                                                               --------------------------------------------
                                                                     1997                         1996
                                                               ----------------              --------------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net earnings                                                $     (94,900)                 $    108,100
   Adjustments to reconcile net earnings
       to net cash used for operating activities:
       Depreciation and amortization                                 116,500                       113,900
       Deferred income tax expense                                     1,900                        27,000
       Increase in working capital                                  (193,400)                     (121,400)
       Loss on LMP  litigation - net of $28,600 paid                  72,600                             -
       Other - net                                                    (6,200)                       (3,500)
                                                               -------------                 -------------

           Net cash used for operating activities                   (103,500)                      124,100
                                                               -------------                 -------------

CASH FLOWS FROM INVESTING ACTIVITIES

       Capital expenditures                                          (41,800)                      (27,100)
       Other - net                                                      (800)                       (2,200)
                                                               -------------                 -------------

           Net cash used for investing activities                    (42,600)                      (29,300)
                                                               -------------                 -------------
 CASH FLOWS FROM FINANCING ACTIVITIES

       Proceeds from issuance of long-term debt                       98,300                        63,000
       Proceeds under line-of-credit agreements                      975,000                       308,500
       Payments under line-of-credit agreements                     (785,800)                     (483,100)
       Principal payments of long-term debt and capital leases       (11,800)                      (19,000)
       Common stock issued                                            11,100                        11,300
       Common stock repurchased                                     (141,200)                            -
                                                               -------------                 -------------

           Net cash provided by financing activities                 145,600                      (119,300)
                                                               -------------                 -------------
Net increase (decrease) in Cash and cash equivalents
           (including restricted cash)                                  (500)                      (24,500)

Cash and cash equivalents (including restricted cash)
           at beginning of period                                     18,700                        26,500
                                                               -------------                 -------------
Cash and cash equivalents (including restricted cash)
           at end of period                                    $      18,200                 $       2,000
                                                               =============                 =============

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